                                      LOGO

                           LONGLEAF PARTNERS FUNDS SM

                                QUARTERLY REPORT
                               at March 31, 2002

                                 PARTNERS FUND

                               INTERNATIONAL FUND

                                 SMALL-CAP FUND

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  MANAGED BY:

                      SOUTHEASTERN ASSET MANAGEMENT, INC.

                                  Memphis, TN

                                    CONTENTS

Letter to Shareholders.....................................    1

Longleaf Partners Fund (Partners Fund)
  Management Discussion....................................    6
  Performance History and Portfolio Summary................    7
  Portfolio of Investments.................................    8

Longleaf Partners International Fund (International Fund)
  Management Discussion....................................   11
  Performance History and Portfolio Summary................   13
  Portfolio of Investments.................................   14

Longleaf Partners Small-Cap Fund (Small-Cap Fund)
  Management Discussion....................................   18
  Performance History and Portfolio Summary................   19
  Portfolio of Investments.................................   20
Service Directory.....................................Back Cover

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

TO OUR PARTNERS:

We are pleased to report that all three Longleaf Funds continued to do well in the first quarter, outperforming our baseline annual objective of inflation plus 10% as well as each Fund's respective index. All three Funds continued to earn the highest overall Morningstar rating of 5 Stars*. That is the good news.

The bad news is that most equities around the globe are overpriced. In spite of speculators' lament and the NASDAQ's dramatic decline from its historic peak on March 10, 2000, common stock prices as measured by the S&P 500 continue to present a valuation challenge for prudent investors. The U.S. market is expensive even assuming that the nascent economic recovery proceeds unabated and that S&P 500 earnings in 2002 reach levels expected by consensus forecasters. At the quarter's close the market was trading at approximately double its long-term average earnings multiple. Buyers of stocks seem exclusively focused on the rebounding of earnings as opposed to what a probable level of earnings is worth. Furthermore, the ten-year Treasury's recent 20% plus rise in yield appears to have been ignored completely. Stocks have almost never been as unattractive relative to bonds.

The information that follows is similar to a presentation Warren Buffett gave in Omaha a couple of years ago. Our friends at Laffer Associates have generously provided the graphics for the S&P 500's nominal and real price history. The data adds meaningful perspective for today's investors and clearly delineates two distinctly different periods for U.S. common stocks. The first began in 1966 when equities were overpriced and lasted sixteen years. The second started in 1982 when stocks were underpriced. Although the data presented uses the U.S. market as a measure, the points generally apply overseas as well.

---------------

* See footnote on page 4.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS


                    VALUATION MATTERS: TWO DISTINCT PERIODS

                  S&P 500: NOMINAL VS. REAL PRICE APPRECIATION

                  Through 3/29/02; semi-log, Jan 66 equals 100

                              Description of Graph

The graph depicts two line graphs of the S&P 500 Index, each a semi-log graph beginning in 1960 and continuing through March 3, 2002. The first line, which is the upper line on the graph, shows the S&P 500 Index in its actual form, not adjusted for inflation, and represents nominal price appreciation over the period. That graph begins at approximately 70 on the vertical axis, peaks at 1,600 in 1999, and ends at approximately 1,200 in 2002. The second line, which is the lower line on the graph, shows the S&P 500 Index adjusted for inflation over the period, and represents real price appreciation for the period. The Consumer Price Index was used to deflate the S&P 500 for the effects of inflation. That line also begins at approximately 70 on the vertical axis, peaks at approximately 300 in 1999, and ends at 200 in 2002. Laffer Associates, an economic consulting firm, provided the information for and prepared the graphs, with information supplied by S&P and Bloomberg. CPI figures for 2001 and 2002 are an estimate.

                S&P 500 AVERAGE ANNUAL COMPOUND RATES OF RETURN

                     Jan-66 to Jul-82              Jul-82 to Mar-02
                     ----------------              ----------------
Nominal                    0.5%                         13.1%
Real                      -6.1%                          9.7%


                               S&P 500 EPS GROWTH
                    Average Annual Compound Rates of Growth*

                     Jan-66 to Jul-82              Jul-82 to Mar-02
                     ----------------              ----------------
                           6.0%                          5.8%

* Earnings at beginning and ending of each period are the 3-yr average earnings below.


                           S&P 500 VALUATION METRICS

                               Jan-66         Jul-82           Mar-02
                               ------         ------           ------
Closing price                     93            107            1,147
3-yr avg EPS                    5.36          14.01            42.66*
P/E                             17.3            7.6             26.9
Earnings yield                   5.8%          13.1%             3.7%
10-yr Treasury yield             4.7%          13.7%             5.4%

* Uses 2000, 2001 estimate, and 2002 estimate.



Source: Laffer Associates, S&P, Bloomberg.

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

The data shows a number of important points.

- Common stocks can deliver extremely disappointing long-term returns. For the sixteen years from January of 1966 through July of 1982 the market declined 6.1% annually after adjusting for inflation. A $100,000,000 portfolio indexed to the S&P 500 would have dropped to $35,400,000 in purchasing power.

- Earnings growth does not guarantee good stock performance. In the 1966 to 1982 time period of horrendous returns, earnings grew slightly faster (at 6.0% per year) than they grew from 1982 to 2002 (at 5.8% per year) when the market produced its best-ever results.

- Beginning valuation levels and changes in inflation rates largely determined the market's results over these two periods. In 1966 valuations started above average at a 17.3 P/E and declined to a below-average 7.6 P/E as inflation accelerated. In the last twenty years, undervalued equities greatly benefited as valuation levels exploded when inflation waned.

- Inflation today is close to its 1966 level as reflected in the similar ten-year Treasury yields.

- Equity valuations are much higher today than they were in January of 1966. The current 27 P/E is double the long-term average multiple, even when we divide today's price by the three-year average for the S&P 500's current earnings WITHOUT downward adjustments for nonrecurring items, pension expenses, and option grants. Compared to bonds, the S&P 500's 3.7% earnings yield, which is the reciprocal of the P/E, is 170 basis points below the ten-year Treasury's 5.4% yield-to-maturity.

These observations do not indicate that we are embracing macroeconomic analysis as part of our investment process. Today's environment does help explain why the cash levels in our portfolios are rising. Several businesses have approached our appraisals and are being sold. Concurrently, Southeastern's analysts are having little success finding qualifying underpriced investments. Historically when our portfolios' cash levels have risen, we have found qualifiers in a reasonable time. Opportunities emerge in three ways - one-off individual corporate anomalies, increased market volatility, or an overall market decline. Regardless, patience is required.

We cannot accurately predict for the next ten years whether productivity will adequately increase, inflation will remain low, or whether the Federal Reserve will maintain our currency's integrity with the successful hard money policies that

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

Paul Volcker and Alan Greenspan have practiced. We do control, however, what we pay for businesses, and thankfully we are not required to pay the prices of the S&P or any other index. As long as we adhere to our price discipline of paying no more than 60% of appraisal for good businesses with qualified corporate managers, our ability to compound should not be impaired, even if the market's valuation headwinds oppose us.

A real return of 10% may not seem a lofty goal for those counting on the returns of the last two decades. Indeed, Southeastern's equity composite for tax-free institutional clients has compounded at over 20% for the last twenty years, and has exceeded the S&P 500 by 500 basis points. Given today's market valuation levels and quiescent inflation, however, our partners would be well served to adjust their budgetary and actuarial planning with lower return expectations. Those investment officers measured only by relative results may happily outperform the S&P or other relevant indices, but could easily be unable to meet their financial obligations because of low or negative absolute performance. We believe that achieving Longleaf's goal of a real, double digit return will not only beat most markets, but will rank highly among most equity investments over the next decade. Someone who achieved inflation plus 10% annually over the 1966 to 1982 period would have surpassed the S&P by 1600 basis points per year!

History tells us that today's market environment will likely challenge investors. Our diligent efforts to find undervalued businesses echo this sentiment, and our cash reserves are increasing. The best defense and offense remain adhering to our strict quantitative and qualitative selection disciplines. We look forward to our mutual success.

Sincerely,


/s/ O. Mason Hawkins, CFA                   /s/ G. Staley Cates, CFA
O. Mason Hawkins, CFA                       G. Staley Cates, CFA
Chairman & CEO                              President

---------------

* For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five- and ten-year

                            LONGLEAF PARTNERS FUNDS
                             LETTER TO SHAREHOLDERS

  (if applicable) Morningstar Rating metrics. The Partners and Small-Cap Funds were rated against the following numbers of U.S.-domiciled domestic equity funds over the following time periods: 4,991 funds in the last three years, 3,257 funds in the last five years, and 918 funds in the last ten years. With respect to these domestic equity funds, the Partners Fund received a Morningstar Rating of 4 stars, 5 stars and 5 stars for the three-, five-, and ten-year periods, respectively. With respect to the same domestic equity funds, the Small-Cap Fund received a Morningstar Rating of 4 stars, 4 stars and 5 stars for the three-, five-, and ten-year periods, respectively. The International Fund was rated against 1,388 U.S.-domiciled international equity funds for the three years following the International Fund's inception and received a Morningstar Rating of 5 stars for the three-year period. (C)2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

                     PARTNERS FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Fund returned 7.1% in the first quarter versus a flat return for the S&P 500 Index. The absolute returns for the long-term owners of the Partners Fund continue to be rewarding. Those who have owned the Fund for five years have compounded their capital at a 15.9% annual rate, and over the last decade shareholders made a 17.4% average annual return compared to respective gains of 10.2% and 13.2% for the S&P 500 Index.

During the first quarter the improving economic environment helped raise the market's expectations for several of our businesses, and most of our holdings' stocks appreciated. The hotel companies we own have reported improving results since 9/11/01. In the first quarter Hilton and Host Marriott each rose over 30%, and Marriott International's price was up 11%. General Motors reported strong sales of its trucks and cars, largely at the expense of its domestic rivals. GM gained 26%.

Waste Management's shares fell 15% during the quarter despite better than expected cash flow numbers and progress in service improvements and cost reductions. While commercial volumes slowed with the economy, overall pricing improved. The company has been tainted with recent headlines regarding SEC charges against former management who led the old corporation prior to 1997. The investigation has nothing to do with today's Waste Management, nor its current management team.

As mentioned in the 2001 Annual Report, we finished selling Coca-Cola Enterprises and Aetna early in the quarter. We also sold our position in Diageo, booking an 85% return over the two years we owned the company.

We have not found any new businesses that qualify for investment this year, and these sales have driven the cash in the portfolio to 20%. Moreover, several holdings have moved closer to our appraisals as indicated by the Funds' relatively high 79% price-to-value ratio. The letter on page 1 of this report explains that we will patiently look for businesses that meet our investment criteria and will not compromise your capital or ours by loosening our disciplines.

                    PARTNERS FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 2002

                                        Value-Line
                   PARTNERS   S&P 500   (Geometric)   Inflation
                     FUND      Index       Index      Plus 10%
                   --------   -------   -----------   ---------
Year-to-Date         7.10%      0.26%      2.34%         3.12%
One Year            18.65       0.20       2.42         10.91
Five Years          15.88      10.16       0.40         12.13
Ten Years           17.35      13.24       3.93         12.47

Past performance does not predict future performance. The Fund's performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The S&P 500 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 30.5% OF NET ASSETS)

TRICON GLOBAL RESTAURANTS, INC. (YUM)                                       6.6%
Franchisor and owner of the Taco Bell, KFC, and Pizza Hut restaurant chains.

FEDEX CORPORATION (FDX)                                                     6.5%
Integrated air-ground transportation company providing time-definite delivery of packages and documents world wide.

GENERAL MOTORS CORPORATION (GM)                                             6.0%
Conglomerate that owns a controlling stake in Hughes Electronics, GMAC, and the international truck and car business.

MARRIOTT INTERNATIONAL, INC. (MAR)                                          6.0%
Owner of many of the strongest brand names in the lodging industry. Operates and franchises over 300,000 rooms in hotels and resorts under the Marriott, Ritz-Carlton, Renaissance, Courtyard, Fairfield and Residence Inn names.

WASTE MANAGEMENT, INC. (WMI)                                                5.4%
The world's largest solid waste collection and disposal company with residential, commercial, and industrial customers throughout North America.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2002 THROUGH MARCH 31, 2002

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
None                                Aetna Inc.
                                    Coca-Cola Enterprises Inc.
                                    Diageo plc
                                    Diageo plc ADR

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2002 (UNAUDITED)

      SHARES                                                             VALUE
    ----------                                                       --------------
Common Stock 80.1%
                     Broadcasting 4.8%
    14,733,600   *   General Motors -- Class H....................   $  242,367,720

                     Entertainment 4.4%
     9,720,000       The Walt Disney Corporation..................      224,337,600

                     Environmental Services 5.9%
     1,885,200   *   Allied Waste Industries, Inc.................       24,507,600
     9,960,100       Waste Management, Inc........................      271,412,725
                                                                     --------------
                                                                        295,920,325
                                                                     --------------
                     Lodging 14.2%
    16,405,000       Hilton Hotels Corporation....................      234,591,500
    15,206,250       Host Marriott Corporation....................      181,714,688
     6,722,400       Marriott International, Inc..................      302,171,880
                                                                     --------------
                                                                        718,478,068
                                                                     --------------
                     Manufacturing 1.3%
     4,450,000   *   UCAR International, Inc......................       63,190,000

                     Multi-Industry 6.0%
     5,000,000       General Motors Corporation...................      302,250,000

                     Natural Resources 11.7%
    11,201,032   *   Pioneer Natural Resources Company............      249,671,003
     6,272,300       Plum Creek Timber Company, Inc...............      186,350,033
     2,900,000       Rayonier Inc.................................      154,512,000
                                                                     --------------
                                                                        590,533,036
                                                                     --------------
                     Property & Casualty Insurance 3.7%
    52,578,000       The NipponKoa Insurance Company, Ltd.
                       (Foreign)..................................      189,627,355

                     Publishing 4.0%
     2,973,300       Knight Ridder, Inc...........................      204,235,977

                     Real Estate 3.3%
    10,579,100       TrizecHahn Corporation (Foreign).............      167,467,153

                     Restaurants 6.6%
     5,690,000   *   Tricon Global Restaurants, Inc...............      334,458,200

                     Telecommunications 7.7%
    11,029,200       AT&T Corp....................................      173,158,440
     2,475,000       Telephone and Data Systems, Inc..............      218,418,750
                                                                     --------------
                                                                        391,577,190
                                                                     --------------
                     Transportation 6.5%
     5,615,000   *   FedEx Corporation............................      326,231,500
                                                                     --------------
                     TOTAL COMMON STOCKS (COST $3,341,914,104)....    4,050,674,124
                                                                     --------------

                    PARTNERS FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2002 (UNAUDITED)

       PAR                                                               VALUE
    ----------                                                       --------------
    Short-Term Obligations 19.7%
    147,541,000      Repurchase Agreement with State Street Bank,
                       0.75% due 4-1-02 (Collateralized by U.S.
                       government agency securities)..............   $  147,541,000
    850,000,000      U.S. Treasury Bills, 1.76%-1.78% due 4-11-02
                       to 6-6-02..................................      848,946,722
                                                                     --------------
                                                                        996,487,722
                                                                     --------------
TOTAL INVESTMENTS (COST $4,338,401,826)(a)................   99.8%    5,047,161,846
OTHER ASSETS AND LIABILITIES, NET.........................    0.2        10,773,424
                                                            -----    --------------
NET ASSETS................................................  100.0%   $5,057,935,270
                                                            =====    ==============
NET ASSET VALUE PER SHARE.........................................           $26.25
                                                                     ==============

* Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
Note: Companies designated as "Foreign" are headquartered outside the U.S. and represent 7% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

  Currency              Currency Sold and             Currency     Unrealized
 Units Sold              Settlement Date            Market Value   Gain/(Loss)
-------------   ----------------------------------  ------------   -----------
6,800,000,000   Japanese Yen 6-27-02..............  $51,551,933    $5,456,716
3,100,000,000   Japanese Yen 9-26-02..............   23,657,478     3,348,359
6,000,000,000   Japanese Yen 12-20-02.............   46,175,600       864,776
9,200,000,000   Japanese Yen 3-28-03..............   71,474,800      (134,849)
                                                    ------------   ----------
                                                    $192,859,811   $9,535,002
                                                    ============   ==========

                           (Intentionally Left Blank)

                                     (LOGO)

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

Longleaf Partners International Fund rose 3.6% in the first quarter compared to a 0.5% return from the EAFE Index. Most international markets, with the exception of Japan, have followed the U.S. into overvalued territory. Even Japan's Nikkei average rallied nearly 30% after reaching a multi-year low in February. The weakness in telecommunications stocks, which weigh heavily in the calculations of most non-U.S. indices, has obscured a steady upward trend in prices and valuations in most major markets.

Our portfolio companies performed well during the quarter -- in most cases corporate values grew steadily. Prices, however, outstripped the improvement in business conditions. The result was the sale of fully-valued holdings such as Molson and Diageo and an increased cash position due to the challenge of finding new opportunities.

Diageo and Molson exemplify why we focus on business, people, and price at the Longleaf Funds. Both businesses are bulletproof: Molson has a nearly 50% share in Canada's duopoly beer market, and Diageo boasts the world's highest quality branded spirits portfolio. No amount of capital could dent these franchises even if they were poorly managed. Fortunately for us, Dan O'Neill at Molson and Paul Walsh at Diageo each possess the rare combination of superb operational skills and exceptional capital allocation abilities. Each partner has raised margins at his core business while simultaneously increasing value through the disposal of non-core assets, intelligent add-on acquisitions, and/or share buybacks. Because of their superior management our appraisals grew at a high double digit rate over the last two years, despite the slowdown in most economies.

The final element of our approach is price discipline. The buy and sell decisions for the two companies focused on our own appraisals and ignored short-term market sentiment. Both franchises were available in early 2000 at 60% of our conservative appraisals as the rest of the world chased overvalued tech/media/telecom stocks because they were assuming ever larger roles in indices. Today, both businesses sell above their values because this process has reversed: indices are stagnating as telecommunications stocks drop, but non-tech companies are reaching extended valuations with index-oriented managers racing to "re-weight" portfolios. We achieved a total return of 71% at Diageo and 139% at Molson while taking minimal risks.

Other than the sale of Molson and Diageo, the portfolio was mostly unchanged. We sold MOS Food and Tenma as part of our ongoing effort to focus on companies where we can build full positions. We also sold short Taiwan Semiconductor, which we own indirectly through Philips' Electronics. As in all

                   INTERNATIONAL FUND - MANAGEMENT DISCUSSION
              by Mason Hawkins, Staley Cates, and Andrew McDermott

of our short sales, this is not a "naked" short, but a hedge that lowers the price-to-value of Philips' remaining businesses.

The largest contributor to the quarter's performance was Brierley Investments. The announced sale of several London hotels at a price far higher than the market expected confirmed our appraisal. Nippon Broadcasting and Hollinger also made solid contributions as the market recognized their extreme undervaluation, even in the face of the difficult advertising conditions that also contributed to NewsCorp's decline. Other decliners included Fiat, which suffered from continued delays in executing its turnaround plan, and Nissan Fire, which negotiated a disappointing merger agreement with Yasuda Fire.

At quarter-end our cash position (net of short sales) was approximately 25%. Cash reflects our difficulty in finding qualifying names, not a top-down asset allocation policy. We have found that patience is rewarded, particularly when overall market levels are excessive.

                  INTERNATIONAL FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 2002

                                INTERNATIONAL   EAFE    Inflation
                                    FUND        Index   Plus 10%
                                -------------   -----   ---------
Year-to-Date                         3.57%       0.52%     3.12%
One Year                             4.85       (9.51)    10.91
Since Public Offering 10/26/98      21.56       (2.53)    12.72

Past performance does not predict future performance. The Fund's performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The EAFE Index is shown with all dividends and distributions reinvested. This index is unmanaged and is not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 29.8% OF NET ASSETS)

THE NIPPONKOA INSURANCE COMPANY, LTD.                                       9.0%
Japanese provider of both non-life (property/casualty) and life insurance services.

RENAULT SA                                                                  5.9%
Manufacturer of automobiles, buses, industrial and agricultural vehicles, and racing car engines and components. (Does not reflect Nissan Motor short sale).

FAIRFAX FINANCIAL HOLDINGS LIMITED (FFH)                                    5.0%
Canadian based property/casualty insurer offering both primary insurance and reinsurance across North America.

HOLLINGER INTERNATIONAL INC. (HLR)                                          5.0%
Publisher of newspapers and magazines in the U.K., the U.S. and Israel. Papers include the London Daily Telegraph and the Chicago Sun-Times.

THE NEWS CORPORATION LIMITED (NWS)                                          4.9%
An international media company that produces and distributes motion pictures and television programming.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2002 THROUGH MARCH 31, 2002

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
Checkpoint Systems, Inc.            Canadian 88 Energy Corp.
Fiat Warrants (distributed          Diageo plc
  by Fiat S.p.A.)                   Diageo plc ADR
                                    Molson Inc. - Class A
                                    MOS Food Service, Inc.
                                    Tenma Corporation

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2002 (UNAUDITED)

      SHARES                                                               VALUE
    -----------                                                        --------------
Common Stock and Warrants 74.7%
                      Automobiles 10.4%
                      (Automobiles net of Nissan Motor short 4.4%)
      3,186,400       Fiat S.p.A. (Italy)...........................   $   44,338,055
        341,400   *   Fiat Warrants 1-31-07 (Italy).................          222,782
      1,224,000       Renault SA (France)...........................       58,729,968
                                                                       --------------
                                                                          103,290,805
                                                                       --------------
                      Broadcasting 15.8%
        534,968       Lagardere S.C.A. (France).....................       25,388,811
      5,168,000       The News Corporation Limited (Australia)......       36,187,080
        438,000       The News Corporation Limited ADR
                        (Australia).................................       12,430,440
      1,508,000       Nippon Broadcasting System, Inc. (Japan)......       48,584,557
         35,502   *   SKY Perfect Communications Inc. (Japan).......       33,483,578
                                                                       --------------
                                                                          156,074,466
                                                                       --------------
                      Food 4.5%
      9,252,000       Ezaki Glico Co., Ltd. (Japan).................       44,746,872

                      Multi-Industry 9.9%
                      (Multi-Industry net of Taiwan Semiconductor short 8.2%)
    127,134,000   *   BIL International Limited (Singapore).........       28,613,596
      1,285,000       Brascan Corporation (Canada)..................       27,393,036
        537,700       Koninklijke (Royal) Philips Electronics N.V.
                        (Netherlands)...............................       16,404,059
        842,300       Koninklijke (Royal) Philips Electronics N.V.
                        ADR (Netherlands)...........................       25,454,306
                                                                       --------------
                                                                           97,864,997
                                                                       --------------
                      Natural Resources 0.5%
      3,349,996       Gendis Inc. (Canada)(b).......................        4,514,536

                      Pharmaceuticals 1.2%
        814,000       Taisho Pharmaceutical Co., Ltd. (Japan).......       12,314,246

                      Property & Casualty Insurance 16.3%
        479,750       Fairfax Financial Holdings Limited (Canada)...       49,541,690
     24,767,000       The NipponKoa Insurance Company, Ltd.
                        (Japan).....................................       89,324,446
     12,274,000   *   The Nissan Fire & Marine Insurance Company,
                        Ltd. (Japan)................................       22,133,651
                                                                       --------------
                                                                          160,999,787
                                                                       --------------
                      Publishing 5.0%
      3,763,000       Hollinger International Inc. (Canada).........       49,332,930

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2002 (UNAUDITED)

      SHARES                                                               VALUE
    -----------                                                        --------------
                      Real Estate 5.2%
      4,671,600       O&Y Properties Corporation (Canada)(b)........   $   18,154,644
      2,118,000       TrizecHahn Corporation (Canada)...............       33,527,940
                                                                       --------------
                                                                           51,682,584
                                                                       --------------
                      Restaurants 4.9%
        820,000   *   Tricon Global Restaurants, Inc. (United
                        States).....................................       48,199,600

                      Retail 0.8%
        892,000       Tokyo Style Co., Ltd. (Japan).................        7,477,354

                      Security Systems 0.2%
        138,100   *   Checkpoint Systems, Inc. (United States)......        2,202,695
                                                                       --------------
                      TOTAL COMMON STOCKS AND WARRANTS
                        (COST $744,467,654).........................      738,700,872
                                                                       --------------

        PAR
    -----------
Short-Term Obligations 31.4%
     36,341,000       Repurchase Agreement with State Street Bank,
                        0.75% due 4-1-02 (Collateralized by U.S.
                        government agency securities)...............       36,341,000
    275,000,000       U.S. Treasury Bills, 1.76%-1.78% due 4-11-02
                        to 6-6-02...................................      274,694,895
                                                                       --------------
                                                                          311,035,895
                                                                       --------------
TOTAL INVESTMENTS (COST $1,055,503,549)(a)...................  106.1%   1,049,736,767
      SHARES
    -----------
Common Stock Sold Short (7.7%)
                      Automobiles (6.0)%
     (8,253,000)      Nissan Motor Co., Ltd. (Japan)
                        (Proceeds $50,459,598)...............   (6.0)     (59,654,936)
                      Multi-Industry (1.7)%
       (795,000)      Taiwan Semiconductor Manufacturing
                        Company ADR (Taiwan)
                        (Proceeds $15,023,366)...............   (1.7)     (16,496,250)
OTHER ASSETS AND LIABILITIES, NET............................    1.6       15,912,237
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $  989,497,818
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $12.78

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
(b) Illiquid security.
Note: Country listed in parenthesis after each company indicates location of headquarters/primary operations.

                 INTERNATIONAL FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2002 (UNAUDITED)

                        OPEN FORWARD CURRENCY CONTRACTS

   Currency             Currency Sold and           Currency     Unrealized
  Units Sold             Settlement Date          Market Value   Gain/(Loss)
--------------   -------------------------------  ------------   -----------
    21,500,000   British Pound 9-26-02..........  $30,316,544    $   112,846
    25,000,000   Canadian Dollar 12-20-02.......   15,617,518         37,814
    27,000,000   Canadian Dollar 3-28-03........   16,845,003         21,564
    42,100,000   Euro 6-28-02...................   36,598,112        229,723
 6,600,000,000   Japanese Yen 6-28-02...........   50,038,450      5,765,099
 9,950,000,000   Japanese Yen 9-26-02...........   75,932,872      8,399,898
 3,800,000,000   Japanese Yen 12-20-02..........   29,244,547         68,600
14,100,000,000   Japanese Yen 3-28-03...........  109,542,900       (206,672)
                                                  ------------   -----------
                                                  $364,135,946   $14,428,872
                                                  ============   ===========

                              COUNTRY WEIGHTING OF
                               STOCKS & WARRANTS

Japan.................................   34.9%
Canada................................   24.7
France................................   11.4
United States.........................    6.8
Australia.............................    6.6
Italy.................................    6.0
Netherlands...........................    5.7
Singapore.............................    3.9
                                        -----
                                        100.0%
                                        =====

                           (Intentionally Left Blank)

                                     (LOGO)

                     SMALL-CAP FUND - MANAGEMENT DISCUSSION
                by Mason Hawkins, Staley Cates, and John Buford

Longleaf Partners Small-Cap Fund gained 11.2% during the quarter, far surpassing our absolute annual return goal of inflation plus 10%, and outperforming the Russell 2000 Index which rose 4.0%. For the last one, five and ten years, Small-Cap has compounded your and our assets at a real rate of over 10% while handily beating the Russell 2000 Index. The Fund has also preserved capital by avoiding negative returns in every year over the last decade -- an achievement that few funds, and especially small cap funds, can claim.

The most recent quarter's results were driven by positive returns in almost all of our holdings. Fleming and Hilton, in particular, contributed to the Fund's performance. Investors realized that K-Mart's bankruptcy declaration would not substantially reduce Fleming's revenues from its K-Mart relationship or the other 75% of Fleming's business. We added to our position early in the year when the price was in the high teens. These additions combined with the stock's 21% rebound in the first quarter made Fleming the largest position in the Small-Cap Fund at March 31.

Hilton continued its rally from its low after the terrorist attacks last September. The stock rose 31% during the first quarter and has gained 59% since we added to our position last fall. Travel has rebounded over the last six months and the outlook for both occupancy and supply growth is favorable. Although the price has risen dramatically over the last six months, Hilton sells for less than 80% of our conservative appraisal.

The portfolio's holdings have not changed in 2002. We scaled back several positions that rose closer to intrinsic value, and we added to existing companies when their stocks traded below 60% of our appraisal. The Fund's cash position of 8% will enable us to take advantage of new investment opportunities when we identify them, although they are somewhat elusive at this point.

                    SMALL-CAP FUND - PERFORMANCE HISTORY AND
                               PORTFOLIO SUMMARY

                             AVERAGE ANNUAL RETURNS
                      FOR THE PERIODS ENDED MARCH 31, 2002

                                                 Value-Line
                      SMALL-CAP   Russell 2000   (Geometric)   Inflation
                        FUND         Index          Index      Plus 10%
                      ---------   ------------   -----------   ---------
Year-to-Date            11.16%        3.98%         2.34%         3.12%
One Year                16.80        13.98          2.42         10.91
Five Years              13.36         9.52          0.40         12.13
Ten Years               14.70        11.14          3.93         12.47

Past performance does not predict future performance. The Fund's performance results in the table shown above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Russell 2000 Index is shown with all dividends and distributions reinvested; the Value-Line Index is not available with reinvested dividends. These indices are unmanaged and are not hedged for foreign currency risk. The U.S. Bureau of Labor Statistics compiles the monthly CPI-U values used to calculate inflation.

                             FIVE LARGEST HOLDINGS
                        (REPRESENT 30.3% OF NET ASSETS)

FLEMING COMPANIES, INC. (FLM)                                               8.0%
A leading food wholesaler which also owns Food 4 Less retail stores.

LEVEL 3 COMMUNICATIONS, INC. (CORPORATE BONDS)                              6.3%
Provides telecommunications and information services, including local, long distance, data transmission, and Internet services.

IHOP CORP. (IHP)                                                            5.6%
Developer and franchisor of International House of Pancakes/IHOP family restaurants.

TEXAS INDUSTRIES, INC. (TXI)                                                5.3%
A leading supplier of building materials, primarily cement in Texas and California, and structural steel across North America.

HOLLINGER INTERNATIONAL INC. (HLR)                                          5.1%
Publisher of newspapers and magazines in the U.K., the U.S. and Israel. Papers include the London Daily Telegraph and the Chicago Sun-Times.

                               PORTFOLIO CHANGES
                     JANUARY 1, 2002 THROUGH MARCH 31, 2002

           NEW HOLDINGS                        ELIMINATIONS
           ------------                        ------------
The Phoenix Companies, Inc.         The Phoenix Companies, Inc.

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2002 (UNAUDITED)

      SHARES                                                               VALUE
    ----------                                                         --------------
Common Stock 84.5%
                     Beverages 2.6%
     3,280,300       PepsiAmericas, Inc.............................   $   47,301,926

                     Commercial Lighting 5.0%
     2,407,500   *   Genlyte Group Incorporated.....................       90,425,700

                     Construction Materials 5.3%
     2,300,900       Texas Industries, Inc..........................       94,797,080

                     Financial Services 4.0%
       383,622   *   Alleghany Corporation..........................       71,929,125

                     Food 4.5%
     2,972,000   *   Ralcorp Holdings, Inc..........................       80,838,400

                     Food -- Wholesale 8.0%
     6,419,000       Fleming Companies, Inc.........................      143,785,600

                     Life Insurance 4.7%
     2,089,600       The MONY Group Inc.............................       84,252,672

                     Lodging 4.9%
     6,133,653       Hilton Hotels Corporation......................       87,711,238

                     Manufacturing 3.7%
       560,900       Thomas Industries, Inc.........................       16,406,325
     2,800,100   *   USG Corporation................................       19,600,700
     8,140,000   *   U.S. Industries, Inc...........................       30,932,000
                                                                       --------------
                                                                           66,939,025
                                                                       --------------
                     Multi-Industry 3.5%
     3,000,000       Brascan Corporation (Foreign)..................       63,952,613

                     Natural Resources 7.2%
     1,495,000       Deltic Timber Corporation......................       45,223,750
    10,094,000       TimberWest Forest Corp. (Foreign)..............       84,338,109
                                                                       --------------
                                                                          129,561,859
                                                                       --------------
                     Property & Casualty Insurance 4.2%
       741,200   *   Fairfax Financial Holdings Limited (Foreign)...       76,540,491

                     Publishing 5.1%
     7,042,000       Hollinger International Inc. (Foreign).........       92,320,620

                     Real Estate 11.2%
     3,393,600   *   Catellus Development Corporation...............       66,752,112
     2,271,675       Forest City Enterprises, Inc. -- Class A.......       86,323,650
     1,638,500       The Macerich Company...........................       49,400,775
                                                                       --------------
                                                                          202,476,537
                                                                       --------------

                   SMALL-CAP FUND - PORTFOLIO OF INVESTMENTS
                         AT MARCH 31, 2002 (UNAUDITED)

      SHARES                                                               VALUE
    ----------                                                         --------------
                     Restaurants 5.6%
     2,978,100   *   IHOP Corp......................................   $  100,391,751

                     Retail 5.0%
       374,000   *   The Neiman Marcus Group, Inc. -- Class A.......       12,884,300
     2,333,700   *   The Neiman Marcus Group, Inc. -- Class B.......       76,428,675
                                                                       --------------
                                                                           89,312,975
                                                                       --------------
                     TOTAL COMMON STOCKS (COST $1,264,019,792)......    1,522,537,612
                                                                       --------------

    PRINCIPAL
      AMOUNT
    ----------
Corporate Bonds 6.3%
                     Telecommunications 6.3%
    257,000,000      Level 3 Communications, Inc., 9.125% due 5-1-08
                       (Cost $114,436,694)............................    113,080,000

        PAR
    -----------
Short-Term Obligation 8.1%
     45,782,000       Repurchase Agreement with State Street Bank,
                        0.75% due 4-1-02 (Collateralized by U.S.
                        government agency securities)...............       45,782,000
    100,000,000       U.S. Treasury Bills, 1.75%-1.78% due 4-4-02 to
                        4-11-02.....................................       99,968,528
                                                                       --------------
                                                                          145,750,528
                                                                       --------------
TOTAL INVESTMENTS (COST $1,524,207,014)(a)...................   98.9%   1,781,368,140
OTHER ASSETS AND LIABILITIES, NET............................    1.1       20,738,894
                                                               -----   --------------
NET ASSETS...................................................  100.0%  $1,802,107,034
                                                               =====   ==============
NET ASSET VALUE PER SHARE...........................................           $24.10
                                                                       ==============

*  Non-income producing security
(a) Also represents aggregate cost for federal income tax purposes.
Note: Companies designated as "Foreign" represent 18% of net assets.

                        OPEN FORWARD CURRENCY CONTRACTS

 Currency              Currency Sold and              Currency     Unrealized
Units Sold              Settlement Date             Market Value      Gain
----------   -------------------------------------  ------------   ----------
45,000,000   Canadian Dollar 9-26-02                $28,143,887     $318,819

                               SERVICE DIRECTORY

                   CONTACT US AT WWW.LONGLEAFPARTNERS.COM OR
                                 (800) 445-9469

FUND INFORMATION                                                        OPTION 1
To request a Prospectus, Statement of Additional Information, financial report, application or other Fund information from 7:00 a.m. to 7:00 p.m. Eastern time, Monday through Friday.

DAILY FUND PRICES                                                       OPTION 2
For automated reporting 24-hours a day, seven days a week.

ACCOUNT INFORMATION                                                     OPTION 3
For account balance and transaction activity, 24-hours a day, seven days a week. Please have your Fund number (see below) and account number ready to access your investment information.

SHAREHOLDER INQUIRIES                                                   OPTION 0
To request action on your existing account from 9:00 a.m. to 6:00 p.m. Eastern time, Monday through Friday.

CORRESPONDENCE

By U.S. Mail:
Longleaf Partners Funds
P.O. Box 9694
Providence, RI 02940-9694
By Overnight Courier:
Longleaf Partners Funds
c/o PFPC
4400 Computer Drive
Westborough, MA 01581
(508) 871-8800

SERVICES FOR FINANCIAL ADVISORS                                   (800) 761-2509
Please contact Mary Trotz or Lee Harper of Southeastern Asset Management for additional information.

PUBLISHED DAILY PRICE QUOTATIONS
Daily net asset value per share of each Fund is reported in mutual fund quotations tables of major newspapers in alphabetical order under the bold heading LONGLEAF PARTNERS as follows:

                                  TRANSFER AGENT
ABBREVIATION   SYMBOL    CUSIP     FUND NUMBER
-------------  ------  ---------  --------------
  Partners     LLPFX   543069108       133
    Intl       LLINX   543069405       136
   Sm-Cap      LLSCX   543069207       134